UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

Tastemaker Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JUNE 12, 2023
TASTEMAKER ACQUISITION CORP.
501 Madison Avenue, Floor 5, New York, New York 10019
LETTER TO STOCKHOLDERS
TO THE STOCKHOLDERS OF TASTEMAKER ACQUISITION CORP.:
You are cordially invited to attend a special meeting of stockholders, which we refer to as the “Special Meeting”, of Tastemaker Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at [[•] a.m./p.m.] Eastern time on [•], 2023.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/tastemakeracquisition/ext2023.
The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated [•], 2023, and is first being mailed to holders of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which consists of all outstanding shares of Class A common stock (“Class A Common Stock”) and Class B common Stock (“Class B Common Stock”) of the Company on or about [•], 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
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a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Amended and Restated Charter”), which amendment we refer to as the “Second Extension Amendment” and such proposal the “Second Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Class A Common Stock included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021, which we refer to as the “IPO”, from July 12, 2023 (the date that is 30 months from the closing date of the IPO) to January 12, 2024 (the date that is 36 months from the closing date of the IPO) (the “Second Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

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a proposal to amend the Amended and Restated Charter pursuant to amendments to the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A to the Proxy Statement to eliminate from the Amended and Restated Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal” and, together with the Second Extension Amendment Proposal, the “Charter Proposals”); and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals, which we refer to as the

“Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.
Each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement.
The purpose of the Second Extension Amendment is to allow the Company more time to complete a business combination. On October 20, 2022, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Quality Gold Holdings, Inc., a Delaware corporation (“New Parent”), Tastemaker Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), QGM Merger Sub, Inc., an Ohio corporation (“Merger Sub II”), J&M Merger Sub, Inc., a Delaware corporation (“Merger Sub III”), L&L Merger Sub, Inc., an Ohio corporation (“Merger Sub IV”), Quality Gold Merger Sub, Inc., an Ohio corporation (“Merger Sub V” and, together with Merger Sub I, Merger Sub II, Merger Sub III and Merger Sub IV, the “Merger Subs”), Quality Gold, Inc., an Ohio corporation (“Quality Gold”), QGM, LLC, an Ohio limited liability company (“QGM”), J & M Group Holdings Inc., a Delaware corporation (“J&M”) and L & L Group Holdings, LLC, an Ohio limited liability company (“L&L” and, together with Quality Gold, QGM and J&M, each, a “Quality Gold Company” and, collectively, the “Quality Gold Companies”) pursuant to which the Company and the Quality Gold Companies will enter into a business combination. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” The summary of the Business Combination Agreement contained herein is qualified in its entirety by reference to the Business Combination Agreement, a copy of which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2022. We will separately prepare, file with the SEC and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination.
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following: (i) each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (as defined in the Business Combination Agreement) being automatically converted into the right to receive one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of New Parent (“New Parent Common Stock”); (ii) each of the Company warrants, each of which is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date (as defined below)) for one share of New Parent Common Stock; and (iii) Tastemaker Sponsor LLC (the “Sponsor”) will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares (as defined below) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement.
In connection with the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”), (a) the equityholders of the Quality Gold Companies will subject 11,700,000 newly-issued shares of New Parent Common Stock (the “Deferred Company Shares”) and the Closing Adjustment Deferred Shares (as defined below), and (b) the Sponsor will subject 2,070,000 shares of New Parent Common Stock issuable to the Sponsor (the “Deferred Sponsor Shares” and, together with the Deferred Company Shares and the Closing Adjustment Deferred Shares, the “Deferred Shares”) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. The unvested Deferred Shares will have voting rights but no right to dividends or distributions until such restrictions and potential forfeiture have lapsed. One-third of each of the Deferred Company Shares and the Deferred Sponsor Shares will vest upon the occurrence of each of the following events: (i) the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share, (ii) the first time the closing price of the New Parent Common Stock equals or exceeds $15.00, and (iii) the first time the closing price of the New Parent Common Stock equals or exceeds $17.00 per share, in each case, for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. All of the Closing Adjustment Deferred Shares will vest upon the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. If a definitive agreement with respect to a Change in Control (as defined in the Business Combination

Agreement) is entered into, then, effective as of immediately prior to closing of such Change in Control, unless previously vested in accordance with the Business Combination Agreement, each of the Deferred Company Shares, the Closing Adjustment Deferred Shares and the Deferred Sponsor Shares will vest. In addition, on the seventh anniversary of the Closing, any unvested Deferred Company Shares, Closing Adjustment Deferred Shares and Deferred Sponsor Shares will vest.
At the Effective Time, all equity interests in the Quality Gold Companies issued and outstanding immediately prior to the Effective Time will be cancelled and, subject to the terms of the Business Combination Agreement, converted into the right of the holder thereof to receive the applicable portion of the Merger Consideration (as defined below), as allocated pursuant to an allocation schedule setting forth each Quality Gold Company equityholder’s percentage allocation of the Cash Consideration (as defined below), Stock Consideration (as defined below), Deferred Company Shares and Closing Adjustment Deferred Shares.
The aggregate consideration to be paid to the equityholders of the Quality Gold Companies in the Mergers (as defined in the Business Combination Agreement) (the “Merger Consideration”) will consist of up to $35,000,000 (the “Cash Consideration”), 83,100,000 newly issued shares of New Parent Common Stock (the “Stock Consideration”) and the unvested Deferred Company Shares and the Closing Adjustment Deferred Shares, subject to adjustment as described herein. If, after giving effect to redemptions of Class A Common Stock, (x) the amount of cash in the Company’s trust account (the “Trust Account”) to be released to the Company at the Closing plus (y) the aggregate proceeds to be received pursuant to any private placement of equity interests of the Company or New Parent plus (z) all funds held outside of the Trust Account and immediately available to the Company (the sum of clauses (x), (y) and (z), the “Tastemaker Closing Cash”) is less than $27,900,000 (the “Threshold Amount”), then the Cash Consideration will be reduced by the difference between the Threshold Amount and the Tastemaker Closing Cash (the “Cash Consideration Shortfall”), and the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal, in the aggregate, to the quotient of (i) the Cash Consideration Shortfall divided by (ii) $10.10.
The Stock Consideration is also subject to a customary working capital adjustment, which will be no more than $10 million, a customary net debt adjustment and an adjustment based on specified expenses incurred by Tastemaker (the “Closing Adjustment”). The Stock Consideration will be adjusted upwards (if the Closing Adjustment is positive) or downwards (if the Closing Adjustment is negative) by a number of shares of New Parent Common Stock equal to (x) the Closing Adjustment divided by (y) $10.10. In addition, if the working capital adjustment exceeds $10 million, then the total amount of Deferred Company Shares will be increased by a number of shares equal to (x) such excess amount divided by (y) $10.10 (the “Closing Adjustment Deferred Shares”). Further, the equityholders of the Quality Gold Companies may elect, by written notice delivered to Tastemaker at least two days prior to the Closing Date, to reduce the Cash Consideration (after taking into account any Cash Consideration Shortfall), in which case the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal to the quotient of (x) such reduction in the Cash Consideration divided by (y) $10.10.
The Company’s IPO prospectus and charter provided that the Company initially had until January 12, 2023 (the date that is 24 months after the consummation of the IPO) to complete a business combination. On December 12, 2022, the Company’s stockholders approved an amendment (the “First Extension Amendment”) to its charter to extend the deadline by which it must complete a business combination from January 12, 2023 on a monthly basis to July 12, 2023. The Board currently believes that there will not be sufficient time before July 12, 2023 to complete a business combination. The sole purpose of the Second Extension Amendment is to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders. Even if the Second Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. Consummation of the Business Combination is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of Tastemaker’s stockholders. In addition, consummation of the Business Combination is subject to other closing conditions, including, among others: (a) the Tastemaker Stockholder Approval (as defined in the Business Combination Agreement) must have been received by the Company, (b) no governmental authority has enacted, issued, promulgated, enforced or entered in any law, rule, regulation, judgment, decree, writ, injunction, determination, order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination, (c) all required filings under the

HSR Act (as defined in the Business Combination Agreement) must have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers under the HSR Act must have expired or terminated, (d) the consents, approvals and authorizations legally required to be obtained to consummate the Business Combination must have been obtained and made, (e) certain third-party consents, approvals and authorizations required to be obtained to consummate the Business Combination must have been obtained, (f) (A) the shares of New Parent Common Stock issuable in connection with Business Combination must have been duly authorized by the New Parent board of directors and New Parent’s organizational documents and (B) New Parent must satisfy any applicable initial and continuing listing requirements of the Nasdaq Stock Market, New Parent must not have received any notices of non-compliance therewith, and the shares of New Parent Common Stock must have been approved for listing on the Nasdaq Stock Market, and (g) the Company proxy statement/prospectus and Registration Statement (as defined below) must have become effective, no stop order has been issued by the SEC and remains in effect and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.
In connection with the Charter Proposals, public stockholders may elect to redeem their shares of Class A Common Stock issued in the IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Proposals. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in the Amended and Restated Charter as amended by the Second Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. On the record date, 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock were outstanding and entitled to vote. Our Sponsor owns 6,900,000 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to the IPO and 8,700,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Assuming the Second Extension Amendment Proposal is approved and the Board implements the Second Extension, the Board will have the sole discretion whether to extend for additional calendar months until January 12, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with the Amended and Restated Charter.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on [•], 2023 as reported on the Nasdaq Capital Market was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.
If the Second Extension Amendment Proposal is not approved and we do not consummate a business combination by July 12, 2023, as contemplated by the IPO prospectus and in accordance with the Amended and Restated Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders, including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
The affirmative vote of at least 65% of the Company’s outstanding shares of Common Stock will be required to approve each of the Charter Proposals. Stockholder approval of the Second Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Charter Proposals, the Board will retain the right to abandon and not implement the either of the Charter Proposals at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.
The Board has fixed the close of business on May 22, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
[•], 2023
[•]

David Pace
Co-Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/tastemakeracquisition/ext2023.

TASTEMAKER ACQUISITION CORP.
501 Madison Avenue, Floor 5,
New York, New York 10019
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
PROXY STATEMENT
A special meeting of stockholders, which we refer to as the “Special Meeting”, of Tastemaker Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at [[•] a.m./p.m.] Eastern time on [•], 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/tastemakeracquisition/ext2023. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:
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a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Amended and Restated Charter”), which we refer to as the “Second Extension Amendment” and such proposal the “Second Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Class A Common Stock (as defined below) included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021, which we refer to as the “IPO”, from July 12, 2023 (the date that is 30 months from the closing date of the IPO) to January 12, 2024 (the date that is 36 months from the closing date of the IPO) (the “Second Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

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proposal to amend the Amended and Restated Charter pursuant to amendments to the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A to the Proxy Statement to eliminate from the Amended and Restated Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal” and, together with the Second Extension Amendment Proposal, the “Charter Proposals”); and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.

The purpose of the Second Extension Amendment is to allow the Company more time to complete a business combination. On October 20, 2022, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Quality Gold Holdings, Inc., a Delaware corporation (“New Parent”), Tastemaker Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), QGM Merger Sub, Inc., an Ohio corporation (“Merger Sub II”), J&M Merger Sub, Inc., a Delaware corporation (“Merger Sub III”), L&L Merger Sub, Inc., an Ohio corporation (“Merger Sub IV”), Quality Gold Merger Sub, Inc., an Ohio corporation (“Merger Sub V” and, together with Merger Sub I, Merger Sub II, Merger Sub III and Merger Sub IV, the “Merger Subs”), Quality Gold, Inc., an Ohio corporation (“Quality Gold”), QGM, LLC, an Ohio limited liability company (“QGM”), J & M Group Holdings Inc., a Delaware corporation (“J&M”) and L & L Group Holdings, LLC, an Ohio limited liability company (“L&L” and, together with Quality Gold, QGM and J&M, each, a “Quality Gold Company” and, collectively, the “Quality Gold Companies”) pursuant to which the Company and the Quality Gold Companies will enter into a business combination. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business

Combination.” The summary of the Business Combination Agreement contained herein is qualified in its entirety by reference to the Business Combination Agreement, a copy of which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2022. We will separately prepare, file with the SEC and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of the Business Combination.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following: (i) each share of Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (as defined in the Business Combination Agreement) being automatically converted into the right to receive one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of New Parent (“New Parent Common Stock”); (ii) each of the Company warrants, each of which is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date (as defined below)) for one share of New Parent Common Stock; and (iii) Tastemaker Sponsor LLC (the “Sponsor”) will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares (as defined below) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement.
In connection with the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”), (a) the equityholders of the Quality Gold Companies will subject 11,700,000 newly-issued shares of New Parent Common Stock (the “Deferred Company Shares”) and the Closing Adjustment Deferred Shares (as defined below), and (b) the Sponsor will subject 2,070,000 shares of New Parent Common Stock issuable to the Sponsor (the “Deferred Sponsor Shares” and, together with the Deferred Company Shares and the Closing Adjustment Deferred Shares, the “Deferred Shares”) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. The unvested Deferred Shares will have voting rights but no right to dividends or distributions until such restrictions and potential forfeiture have lapsed. One-third of each of the Deferred Company Shares and the Deferred Sponsor Shares will vest upon the occurrence of each of the following events: (i) the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share, (ii) the first time the closing price of the New Parent Common Stock equals or exceeds $15.00, and (iii) the first time the closing price of the New Parent Common Stock equals or exceeds $17.00 per share, in each case, for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. All of the Closing Adjustment Deferred Shares will vest upon the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. If a definitive agreement with respect to a Change in Control (as defined in the Business Combination

Agreement) is entered into, then, effective as of immediately prior to closing of such Change in Control, unless previously vested in accordance with the Business Combination Agreement, each of the Deferred Company Shares, the Closing Adjustment Deferred Shares and the Deferred Sponsor Shares will vest. In addition, on the seventh anniversary of the Closing, any unvested Deferred Company Shares, Closing Adjustment Deferred Shares and Deferred Sponsor Shares will vest.
At the Effective Time, all equity interests in the Quality Gold Companies issued and outstanding immediately prior to the Effective Time will be cancelled and, subject to the terms of the Business Combination Agreement, converted into the right of the holder thereof to receive the applicable portion of the Merger Consideration (as defined below), as allocated pursuant to an allocation schedule setting forth each Quality Gold Company equityholder’s percentage allocation of the Cash Consideration (as defined below), Stock Consideration (as defined below), Deferred Company Shares and Closing Adjustment Deferred Shares.
The aggregate consideration to be paid to the equityholders of the Quality Gold Companies in the Mergers (as defined in the Business Combination Agreement) (the “Merger Consideration”) will consist of up to $35,000,000 (the “Cash Consideration”), 83,100,000 newly issued shares of New Parent Common Stock (the “Stock Consideration”) and the unvested Deferred Company Shares and the Closing Adjustment Deferred Shares (as defined below), subject to adjustment as described herein. If, after giving effect to redemptions of Class A Common Stock, (x) the amount of cash in the Company’s trust account (the “Trust Account”) to be released to the Company at the Closing plus (y) the aggregate proceeds to be received pursuant to any private placement of equity interests of the Company or New Parent plus (z) all funds held outside of the Trust Account and immediately available to the Company (the sum of clauses (x), (y) and (z), the “Tastemaker Closing Cash”) is less than $27,900,000 (the “Threshold Amount”), then the Cash Consideration will be reduced by the difference between the Threshold Amount and the Tastemaker Closing Cash (the “Cash Consideration Shortfall”), and the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal, in the aggregate, to the quotient of (i) the Cash Consideration Shortfall divided by (ii) $10.10.
The Stock Consideration is also subject to a customary working capital adjustment, which will be no more than $10 million, a customary net debt adjustment and an adjustment based on specified expenses incurred by Tastemaker (the “Closing Adjustment”). The Stock Consideration will be adjusted upwards (if the Closing Adjustment is positive) or downwards (if the Closing Adjustment is negative) by a number of shares of New Parent Common Stock equal to (x) the Closing Adjustment divided by (y) $10.10. In addition, if the working capital adjustment exceeds $10 million, then the total amount of Deferred Company Shares will be increased by a number of shares equal to (x) such excess amount divided by (y) $10.10 (the “Closing Adjustment Deferred Shares”). Further, the equityholders of the Quality Gold Companies may elect, by written notice delivered to Tastemaker at least two days prior to the Closing Date, to reduce the Cash Consideration (after taking into account any Cash Consideration Shortfall), in which case the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal to the quotient of (x) such reduction in the Cash Consideration divided by (y) $10.10.
The Company’s IPO prospectus and Amended and Restated Charter provided that the Company initially had until January 12, 2023 (the date that is 24 months after the consummation of the IPO) to complete a business combination. On December 12, 2022, the Company’s stockholders approved an amendment (the “First Extension Amendment”) to its Amended and Restated Charter to extend the deadline by which it must complete a business combination from January 12, 2023 on a monthly basis to July 12, 2023. The Board currently believes that there will not be sufficient time before July 12, 2023 to complete a business combination. The sole purpose of the Second Extension Amendment is to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders. Even if the Second Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. Consummation of the Business Combination is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of Tastemaker’s stockholders. In addition, consummation of the Business Combination is subject to other closing conditions, including, among others: (a) the Tastemaker Stockholder Approval (as defined in the Business Combination Agreement) must have been received by the Company, (b) no governmental authority has enacted, issued, promulgated, enforced or entered in any law, rule, regulation, judgment, decree, writ, injunction, determination, order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business

Combination, (c) all required filings under the HSR Act (as defined in the Business Combination Agreement) must have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers under the HSR Act must have expired or terminated, (d) the consents, approvals and authorizations legally required to be obtained to consummate the Business Combination must have been obtained and made, (e) certain third-party consents, approvals and authorizations required to be obtained to consummate the Business Combination must have been obtained, (f) (A) the shares of New Parent Common Stock issuable in connection with the Business Combination must have been duly authorized by the New Parent board of directors and New Parent’s organizational documents and (B) New Parent must satisfy any applicable initial and continuing listing requirements of the Nasdaq Stock Market, New Parent must not have received any notices of non-compliance therewith, and the shares of New Parent Common Stock must have been approved for listing on the Nasdaq Stock Market, and (g) the Company proxy statement/prospectus and Registration Statement (as defined below) must have become effective, no stop order has been issued by the SEC and remains in effect and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.
In connection with the Charter Proposals, public stockholders may elect to redeem their shares of Class A Common Stock issued in the IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Proposals. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in the Amended and Restated Charter as amended by the Second Extension Amendment and the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. On the record date, 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock were outstanding and entitled to vote. Our Sponsor owns 6,900,000 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to the IPO and 8,700,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Assuming the Second Extension Amendment Proposal is approved and the Board implements the Second Extension, the Board will have the sole discretion whether to extend for additional calendar months until January 12, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with the Amended and Restated Charter.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $31.0 million that was in the Trust Account as of May 12, 2023. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Second Extension Amendment Proposal is not approved and we do not consummate a business combination by July 12, 2023, as contemplated by the IPO prospectus and in accordance with the Amended and Restated Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 6,900,000 Founder Shares, which were purchased by the Sponsor prior to the IPO and 8,700,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a distribution of monies from the Trust Account will be made only with respect to the public shares.
If the Company liquidates, the Sponsor has agreed to indemnify us if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.60. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, including interest, due to unforeseen claims of creditors or otherwise.
Under Delaware law, stockholders receiving liquidating distributions may be liable for claims by third parties against a corporation to the extent of distributions received by them in such a liquidation.
The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by July 12, 2023 or the Extended Date may be considered a liquidating distribution under Delaware law. There is no assurance that we will properly assess, and reserve amounts to satisfy, all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for their pro rata share of any claims, to the extent of distributions received by them (but no more). Any action or suit must be commenced within two years after the dissolution if the plaintiff learned or in the exercise of reasonable diligence should have learned of the underlying facts on or before the dissolution, or within three years after the date of dissolution in all other cases.
However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective targets to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective targets.
If the Second Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Second Extension Amendment Proposal is approved.
The Board has fixed the close of business on May 22, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which consists of all outstanding shares of Class A Common Stock and Class B common stock (“Class B Common Stock”), on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock outstanding and entitled to vote. The Company’s warrants do not have voting rights in connection with the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our public stockholders. We have engaged Morrow Sodali LLC, who we refer to as Morrow Sodali, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $35,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Second Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
This Proxy Statement is dated [•], 2023 and is first being mailed to stockholders on or about [•], 2023.
[•], 2023.
By Order of the Board of Directors
[•]

Christopher Bradley
Chief Financial Officer and Secretary

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated in Delaware on August 10, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On January 12, 2021, we consummated the IPO of 27,600,000 units, including 3,600,000 units issued pursuant to the exercise of the underwriters’ over-allotment option in full, generating gross proceeds to the Company of $276,000,000. Simultaneously with the consummation of the IPO, we completed the private sale of 8,700,000 Private Placement Warrants to the Sponsor at a purchase price of $1.00 per warrant, generating gross proceeds of $8,700,000. Proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the IPO held in the trust account. Like most blank check companies, the Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date.

The amount in the Trust Account that is currently available for redemption is approximately $10.60 per share.

On October 20, 2022, the Company entered into the Business Combination Agreement pursuant to which it will, upon consummation, enter into a business combination with the Quality Gold Companies. Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following: (i) each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive one validly issued, fully paid and nonassessable share of New Parent Common Stock; (ii) each of the Company warrants, each of which is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date) for one share of New Parent Common Stock; and (iii) the Sponsor will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. See the section entitled “Background” for additional information regarding the Business Combination Agreement.

On December 12, 2022, the Company’s stockholders approved the First Extension Amendment to extend the deadline by which it must complete a business combination from January 12, 2023 on a monthly basis to July 12, 2023. Stockholders holding 24,673,073 shares of Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the

Trust Account. As a result, approximately $251.6 million (approximately $10.20 per share) was removed from the Trust Account to pay such redeeming holders. Currently, there are 9,826,927 shares of common stock outstanding, consisting of 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock, and approximately $31.0 million in the Trust Account.

The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

What is being voted on?	You are being asked to vote on:

•
a proposal to amend the Amended and Restated Charter to extend the date by which we have to consummate a business combination from July 12, 2023 (the date that is 30 months from the closing date of the IPO) to January 12, 2024 (the date that is 36 months from the closing date of the IPO), or such earlier date as determined by the Board;

•
a proposal to amend the Amended and Restated Charter to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the

Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

The purpose of the Second Extension Amendment is to allow the Company more time to complete a business combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

If the Second Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by July 12, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Will I have an opportunity to vote for directors at the meeting?
Under the Amended and Restated Charter, prior to the closing of an initial business combination, the holders of Class B Common Stock have the exclusive right to elect, remove and replace any director. The Sponsor is the sole holder of Class B Common Stock and is consequently the sole stockholder entitled to elect directors. The Sponsor has advised that it intends to elect directors to the board of directors pursuant to an action by written consent on or about the date of the meeting.

Why is the Company proposing the Second Extension Amendment Proposal?
The Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination consummated on or before July 12, 2023.

The Board currently believes that there will not be sufficient time before July 12, 2023 to complete a business combination. The completion of the Business Combination with the Quality Gold Companies is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including the approval of Tastemaker’s stockholders. In addition, consummation of the Business Combination is subject to other closing conditions, including, among others: (a) the Tastemaker Stockholder Approval must have been received by the Company, (b) no governmental authority has enacted, issued, promulgated, enforced or entered in any law, rule, regulation, judgment, decree, writ, injunction, determination, order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination, (c) all required filings under the HSR Act must have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers under the HSR Act must have expired or terminated, (d) the consents, approvals and authorizations legally required to be obtained to consummate the Business Combination must have been obtained and made, (e) certain third-party consents, approvals and authorizations required to be obtained to consummate the Business Combination must have been obtained, (f) (A) the shares of New Parent Common Stock issuable in connection with the Business Combination must have been duly authorized by the New Parent board of directors and New Parent’s organizational documents and (B) New Parent must satisfy any applicable initial and continuing listing requirements of the Nasdaq Stock Market, New Parent must not have received any notices of non-compliance therewith, and the shares of New Parent Common Stock must have been approved for listing on the Nasdaq Stock Market, and (g) the Company proxy statement/prospectus and Registration Statement (as defined below) must have become effective, no stop order has been issued by the SEC and remains in effect and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.

You are not being asked to vote on a business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Second Extension Amendment Proposal?
The Board believes stockholders will benefit from the Company consummating the Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend the Amended and Restated Charter to extend the date by which the Company must (i) consummate a business combination, or (ii) cease our operations if we fail to complete such business combination and redeem or repurchase 100% of our Class A Common Stock included as part of the units sold in the IPO from July 12, 2023 (the date that is 30 months from the closing date of the IPO) to January 12, 2024 (the date that is 36 months from the closing date of the IPO) (or such earlier date as determined by the Board). The Second Extension would give the Company the opportunity to complete a business combination. Even if the Second Extension is approved, however, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date, or at all.
The Amended and Restated Charter provides that if our stockholders approve an amendment to the Amended and Restated Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before July 12, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in the Amended and Restated Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Charter.
The Board recommends that you vote “FOR” the Second Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why is the Company proposing the Redemption Limitation Amendment Proposal?
The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Second Extension and have the opportunity to consummate a business combination. As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Our board unanimously recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

When would the Board abandon the Second Extension Amendment Proposal?
Unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Second Extension if (i) redemptions of our public shares in connection with the vote on the Second Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved. We may decide to abandon either of the Charter Proposals at any time and for any reason prior to filing the Second Extension Amendment or the Redemption Limitation Amendment with the Secretary of State of the State of Delaware.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote the shares of Common Stock owned by them in favor of the Charter Proposals. Currently, the Sponsor and our officers and directors own approximately 70% of our issued and outstanding shares of Common Stock, including 6,900,000 Founder Shares. The Sponsor and our directors or officers or any of their respective affiliates may (i) purchase public shares from investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. The Sponsor and our directors or officers or any of their respective affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and, that we continue to satisfy the Nasdaq Capital Market listing requirements. In the event that such purchases do occur, the purchasers may seek to purchase public shares from stockholders that otherwise would have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the public shares so purchased. To the extent any such purchases by the Sponsor and our officers or directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Second Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the sponsor and our officers or directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.

What vote is required to adopt the proposals?
The approval of each of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Assuming that the Sponsor and Tastemaker’s officers and directors vote their Founder Shares in favor of the Business Combination, we would not need any of the 2,926,927 shares of Tastemaker Class A Common Stock currently outstanding in order to approve the Charter Proposals.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What happens if I sell my Common Stock before the Special Meeting?
The May 22, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

What if I don’t want to vote “FOR” the Second Extension Amendment Proposal?
If you do not want the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on either of the Charter Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Second Extension Amendment. If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Second Extension Amendment Proposal is not approved?
The Board will abandon the Second Extension Amendment if our stockholders do not approve the Second Extension Amendment Proposal.
If the Second Extension Amendment Proposal is not approved and we have not consummated an initial business combination by July 12, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, which it believes are sufficient for such purposes.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
What happens if Redemption Limitation Amendment Proposal is not approved?
If the Second Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Second Extension and we will not redeem any public shares in connection with the Second Extension Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

If the Second Extension Amendment Proposal is approved, what happens next?
The Company is continuing its efforts to complete the Business Combination, which will involve (among other things):
•
preparing and filing with the SEC a Combination Proxy Statement;

•
establishing a meeting date and record date for considering a Business Combination, and distributing the Combination Proxy Statement to stockholders; and

•
holding a special meeting to consider the Business Combination.

We are seeking approval of the Second Extension Amendment Proposal because we will not be able to complete the tasks listed above prior to July 12, 2023. If the Second Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If our stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. The Company can provide no assurances, however, that the Business Combination will be consummated prior to the Extended Date, or at all.

Upon approval of each of the Charter Proposals by holders of at least 65% of the shares of common stock outstanding as of the record date, we will file an amendment to the Amended and Restated Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A Common Stock and public warrants will remain publicly traded.

If the Second Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Second Extension Amendment or the Redemption Limitation Amendment at any time without any further action by our stockholders.

Notwithstanding the foregoing, we will not proceed with the Second Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal, unless the Redemption Limitation Proposal is approved.

What happens to the Company warrants if the Second Extension Amendment Proposal is not approved?
If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by July 12, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Second Extension Amendment Proposal is approved?
If the Second Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?
Unless you elect to redeem your public shares at this time, you will be able to vote on a business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a business combination. If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in the Amended and Restated Charter.

When and where is the Special Meeting?
The Special Meeting will be held at [[•] a.m./p.m.] Eastern time, on [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/tastemakeracquisition/ext2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 2569416#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual meeting, and will I be able to ask questions?
As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below.

You can pre-register to attend the virtual meeting starting [•], 2023 (five business days prior to the meeting date). Enter the following URL address into your browser: https://www.cstproxy.com/tastemakeracquisition/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting, you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.

Beneficial owners who hold shares through a bank, broker or other intermediary will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 2569416#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

How do I vote?
If you are a holder of record of Common Stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.
If your shares of Common Stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change or revoke my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 501 Madison Avenue, Floor 5, New York, New York 10019, Attn: Secretary.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of Common Stock as of the record date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 4,913,464 shares of Common Stock would be required to achieve a quorum.

Who can vote at the Special Meeting?
Only holders of record of our Common Stock at the close of business on May 22, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Second Extension Amendment, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Second

Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by our Sponsor of 6,900,000 Founder Shares (purchased for $25,000) and 8,700,000 Private Placement Warrants (purchased for $8.7 million), which would expire worthless if a business combination is not consummated. See the section entitled “The Second Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to the Charter Proposals?	Our stockholders do not have appraisal rights in connection with the Charter Proposals under Delaware law.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I redeem my shares of Class A Common Stock?
If the Charter Proposals are implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on [•], 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Second Extension Amendment, the Redemption Limitation Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern time, on [•], 2023, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 1004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Second Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension and Redemption Limitation Amendment would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment and the Redemption Limitation Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC, who we refer to as Morrow Sodali, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $35,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Second Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Special Meeting?
We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Telephone: (203) 658-9400 (Call Collect)
or

Call Toll-Free: (800) 662-5200 Email: TMKR.info@investor.morrowsodali.com

You may also contact us at:
Tastemaker Acquisition Corp.
501 Madison Avenue, Floor 5
New York, New York 10019
Tel: (212) 616-9600
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to obtain approval for the Second Extension Amendment and the Redemption Limitation Amendment Proposal;

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our ability to complete our initial business combination, including the Business Combination;

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our expectations around the performance of the prospective target;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

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our potential ability to obtain additional financing to complete our initial business combination;

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our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

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the ability of our officers and directors to generate other potential business combination opportunities if the Business Combination is not completed;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties;

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our financial performance; or

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proposed changes in SEC rules related to special purpose acquisition companies.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in this Proxy Statement and in Item lA of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, and our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, and our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Second Extension will enable us to complete a business combination.
Approving the Second Extension involves a number of risks. Even if the Second Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. Our ability to consummate any business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Second Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Second Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Second Extension and the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination. The fact that we will have separate redemption periods in connection with the Second Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase Tastemaker’s costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals (as hereinafter defined) caused Tastemaker to liquidate the funds in the Trust Account and may cause it to liquidate the company at an earlier time than it might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions between SPACs, such as Tastemaker, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that Tastemaker, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which Tastemaker could complete an initial business combination. The need for compliance with the SPAC Rule Proposals has caused Tastemaker to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of the Business Combination, another initial business combination or Tastemaker’s liquidation. Following such liquidation of the assets in the Trust Account, Tastemaker has earned interest of approximately 4.5% per annum on the remaining cash in the Trust Account through June 12, 2023; however, the actual amount of interest earned on the cash in the Trust Account in the future, if any, may vary.
If Tastemaker is deemed to be an investment company for purposes of the Investment Company Act, it would be required to institute burdensome compliance requirements and its activities would be severely restricted. As a result, in such circumstances, unless Tastemaker is able to modify its activities so that it would not be deemed an investment company, it would expect to abandon its efforts to complete an initial business combination and instead to liquidate the company.
The SPAC Rule Proposals would provide a safe harbor from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like Tastemaker, that has not entered into a definitive agreement within 18 months after the effective date of the IPO Registration Statement or that does not complete its business combination within 24 months after such date. Tastemaker did not enter into a definitive business combination agreement within 18 months after the effective date of its IPO Registration Statement and did not complete its initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that Tastemaker has been operating as an unregistered investment company.
To mitigate the risk that Tastemaker might be deemed to be an investment company for purposes of the Investment Company Act, Tastemaker has instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of its initial business combination or its liquidation. As a result, following the liquidation of securities in the Trust Account, Tastemaker may receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the Public Stockholders would receive upon any redemption or liquidation of Tastemaker.
The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of it being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on or prior to the 24-month anniversary of the effective date of its IPO Registration Statement, Tastemaker instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of Tastemaker’s initial business combination or liquidation of the company. Following such liquidation, Tastemaker may receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to it to pay its taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and to hold all funds in the Trust Account in cash may reduce the dollar amount public stockholders may receive upon any redemption or liquidation of the company. Tastemaker has converted all of its investments in the Trust Account into cash, which will remain in the Trust Account. Tastemaker no longer intends to invest the net proceeds in securities prior to an initial business combination.
In addition, even prior to the 24-month anniversary of the effective date of Tastemaker’s IPO Registration Statement, Tastemaker may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that Tastemaker may be considered an unregistered investment company, in which case it may be required to liquidate the company. Accordingly, Tastemaker has determined, in its discretion, to liquidate the securities held in the Trust Account, and instead hold all funds in the Trust Account in cash, which may further reduce the dollar amount public stockholders would receive upon any redemption or liquidation of the Company.
Furthermore, since the funds in the Trust Account are held in a demand deposit account instead of U.S. government treasury securities, these funds will only be guaranteed by the Federal government up to $250,000. While Tastemaker will attempt to mitigate the risk of loss due to the failure of the financial institution where the demand deposit account is held, there can be no assurance that Tastemaker will be able to insure all or any portion of the funds in the Trust Account beyond the $250,000 limit for deposit insurance in an economically viable manner. If Tastemaker is not able to mitigate this risk of a financial institution failure, the funds in the Trust Account held in a demand deposit account can be lost and Tastemaker will be unable to redeem public stockholders.
A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022. Recent guidance makes clear that SPAC redemptions are not excluded from applicability of these rules unless they are undertaken pursuant to a complete liquidation of the SPAC.
Any redemption or other repurchase that occurs after December 31, 2022 in connection with a business combination, extension vote or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, extension or otherwise. (ii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iii) any redemptions or repurchases within in the same taxable year as any such business combination, (iv) the nature of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued within the same taxable year as the business combination), (v) if we do consummate any such business combination, whether it is consummated in the current year or a later year, (vi) if we do not consummate any such business combination, whether we liquidate and dissolve in the current year, and (vii) the content of any future regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination. The proceeds placed in the Trust Account and the interest earned thereon will not be used to pay for the excise tax that may be levied on the company in connection with such redemptions.
In the event the Second Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal are approved and the Company amends the Amended and Restated Charter, Nasdaq may delist the Company’s securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to transact in the Company’s securities and subject the Company to additional trading restrictions.
The Company’s Class A Common Stock, public warrants and units are listed on the Nasdaq Capital Market. The Company is subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of its securities on Nasdaq.
The Company expects that if the shares of Class A Common Stock fail to meet Nasdaq’s continued listing requirements, the Company’s units will also fail to meet Nasdaq’s continued listing requirements for those securities. The Company cannot assure you that any of its shares of Class A Common Stock or units will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of its public shares in connection with the amendment of the Amended and Restated Charter pursuant to the Second Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal. If the Company’s securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist the Company’s securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and the Company is not able to list such securities on another national securities exchange, the Company expects such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:
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a limited availability of market quotations for the Company’s securities;

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reduced liquidity for the Company’s securities;

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a determination that the shares of Class A Common Stock are a “penny stock” which will require brokers trading in shares of Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s Class A Common Stock and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While the Company is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the Company was no longer listed on Nasdaq, the Company’s securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.
Your ability to affect the investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash.
Since our Sponsor owns approximately 70% of the issued and outstanding shares of our common stock, and is expected to vote the shares of common stock owned by it in favor of the Charter Proposals, public stockholders may not have the right to affect the vote on the Charter Proposals. Accordingly, your ability to affect the investment decision regarding the Second Extension Amendment and the Redemption Limitation Amendment may be limited to exercising your redemption rights with respect to the Second Extension Amendment and the Redemption Limitation Amendment.

BACKGROUND
We are a blank check company incorporated in the State of Delaware on August 10, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses.
There are currently 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock outstanding. In addition, we issued warrants to purchase 13,800,000 shares of Class A Common Stock as part of the IPO and warrants to purchase 8,700,000 shares of Class A Common Stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of the IPO. Each whole warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. In addition, the Company may redeem the outstanding warrants ninety days after they become exercisable for $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption for a number of shares of Class A Common Stock determined based on the redemption date and the fair market value of the Class A Common Stock and provided certain other conditions are met. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.
As of May 22, 2023, the record date for the Special Meeting, the proceeds from the IPO and the simultaneous private placement were being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The proceeds were initially invested in U.S. “government securities”, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Company converted all of its investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO. The Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders in connection with our liquidation or in connection with the consummation of our business combination.
As of March 31, 2023, we had cash of $702 held outside of the Trust Account for working capital purposes. If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all.
On October 20, 2022, the Company, the Merger Subs and the Quality Gold Companies entered into the Business Combination Agreement, pursuant to which the Company and the Quality Gold Companies would enter into a business combination. The summary of the Business Combination Agreement contained herein is qualified in its entirety by reference to the Business Combination Agreement, a copy of which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 21, 2022.
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following: (i) each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Mergers being automatically converted into the right to receive one validly issued, fully paid and nonassessable share of New Parent Common Stock; (ii) each of the Company warrants, each of which is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date) for one share of New Parent Common Stock; and (iii) the Sponsor will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement.
In connection with the Closing, (a) the equityholders of the Quality Gold Companies will subject the Deferred Company Shares and Closing Adjustment Deferred Shares, and (b) the Sponsor will subject the Deferred Sponsor Shares to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. The Deferred Shares will have voting rights but no right to dividends or distributions until such restrictions and potential forfeiture have lapsed. One-third of each of the Deferred Company Shares and the Deferred Sponsor Shares will vest upon the occurrence of each of the following events: (i) the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share, (ii) the first time the closing price of the New Parent Common Stock equals or exceeds $15.00, and (iii) the first time the closing price of the New Parent Common Stock equals or exceeds $17.00 per share, in each case, for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. All of the Closing Adjustment Deferred Shares will vest upon the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. If a definitive agreement with respect to a Change in Control (as defined in the Business Combination Agreement) is entered into, then, effective as of immediately prior to closing of such Change in Control, unless previously vested in accordance with the Business Combination Agreement, each of the Deferred Company Shares, the Closing Adjustment Deferred Shares and the Deferred Sponsor Shares will vest. In addition, on the seventh anniversary of the Closing, any unvested Deferred Company Shares, Closing Adjustment Deferred Shares and Deferred Sponsor Shares will vest.
At the Effective Time, all equity interests in the Quality Gold Companies issued and outstanding immediately prior to the Effective Time will be cancelled and, subject to the terms of the Business Combination Agreement, converted into the right of the holder thereof to receive the applicable portion of the Merger Consideration, as allocated pursuant to an allocation schedule setting forth each Quality Gold Company equityholder’s percentage allocation of the Cash Consideration, Stock Consideration, Deferred Company Shares and Closing Adjustment Deferred Shares.
The Merger Consideration will consist of up to $35,000,000, 83,100,000 newly issued shares of New Parent Common Stock and the unvested Deferred Company Shares and the Closing Adjustment Deferred Shares, subject to adjustment as described herein. If, after giving effect to redemptions of Class A Common Stock, (x) the amount of cash in the Trust Account to be released to the Company at the Closing plus (y) the aggregate proceeds to be received pursuant to any private placement of equity interests of the Company or New Parent plus (z) all funds held outside of the Trust Account and immediately available to the Company is less than $27,900,000, then the Cash Consideration will be reduced by the Cash Consideration Shortfall, and the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal, in the aggregate, to the quotient of (i) the Cash Consideration Shortfall divided by (ii) $10.10.
The Stock Consideration is also subject to a customary working capital adjustment, which will be no more than $10 million, a customary net debt adjustment and an adjustment based on specified expenses incurred by Tastemaker. The Stock Consideration will be adjusted upwards (if the Closing Adjustment is positive) or downwards (if the Closing Adjustment is negative) by a number of shares of New Parent Common Stock equal to (x) the Closing Adjustment divided by (y) $10.10. In addition, if the working capital adjustment exceeds $10 million, then the total amount of Deferred Company Shares will be increased by a number of shares equal to (x) such excess amount divided by (y) $10.10. Further, the equityholders of the Quality Gold Companies may elect, by written notice delivered to Tastemaker at least two days prior to the Closing Date, to reduce the Cash Consideration (after taking into account any Cash Consideration Shortfall), in which case the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal to the quotient of (x) such reduction in the Cash Consideration divided by (y) $10.10 (the “Closing Adjustment Deferred Shares”).

You are not being asked to vote on the Business Combination at this time. If the Charter Proposals are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE SECOND EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the Amended and Restated Charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete a business combination.
If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by July 12, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
A copy of the proposed amendment to the Amended and Restated Charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Second Extension Amendment Proposal
The Amended and Restated Charter provides that the Company has until July 12, 2023 to complete an initial business combination. The purpose of the Second Extension Amendment is to allow the Company more time to complete its initial business combination.
The Company’s IPO prospectus and the Amended and Restated Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, the IPO prospectus and Amended and Restated Charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. The foregoing provision was included in the Amended and Restated Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Charter. We will not be able to consummate a business combination within the permitted time period.
On October 20, 2022, the Company entered into the Business Combination Agreement pursuant to which it will, upon consummation, enter into a business combination with the Quality Gold Companies. Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following: (i) each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Mergers will be automatically converted into the right to receive one validly issued, fully paid and nonassessable share of New Parent Common Stock; (ii) each of the Company warrants, each of which is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date) for one share of New Parent Common Stock; and (iii) the Sponsor will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. See the section entitled “Background” for additional information regarding the Business Combination Agreement. The Board currently believes that there will not be sufficient time before July 12, 2023 to complete a business combination. The completion of the Business Combination with the Quality Gold Companies is subject to the satisfaction of the conditions set forth in the Business Combination Agreement, including the approval of Tastemaker’s stockholders. In addition, consummation of the Business Combination is subject to other closing conditions, including, among others: (a) the Tastemaker Stockholder Approval must have been received by the Company, (b) no governmental authority has enacted, issued, promulgated, enforced or entered in any law, rule, regulation, judgment, decree, writ, injunction, determination, order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination, (c) all required filings under the HSR Act must have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers under the HSR Act must have expired or terminated, (d) the consents, approvals and authorizations legally required to be obtained to consummate the Business Combination must have been obtained and made, (e) certain third-party consents, approvals and authorizations required to be obtained to consummate the Business Combination must have been obtained, (f) (A) the shares of New Parent Common Stock issuable in connection with the Business Combination must have been duly authorized by the New Parent board of directors and New Parent’s organizational documents and (B) New Parent must satisfy any applicable initial and continuing listing requirements of the Nasdaq Stock Market, New Parent must not have received any notices of non-compliance therewith, and the shares of New Parent Common Stock must have been approved for listing on the Nasdaq Stock Market, and (g) the Company proxy statement/prospectus and Registration Statement (as defined below) must have become effective, no stop order has been issued by the SEC and remains in effect and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending. For more information on the Business Combination and Business Combination Agreement, see the section entitled “Background.”
The Board believes that the Business Combination would be in the best interests of our stockholders, and therefore has determined to seek stockholder approval to extend the date by which the Company must complete a business combination beyond July 12, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a business combination. Even if the Second Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all.
If the Second Extension Amendment Proposal is Not Approved
The Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal. Further, we may decide to abandon either of the Charter Proposals at any time and for any reason prior to filing the Second Extension Amendment or the Redemption Limitation Amendment with the Secretary of State of the State of Delaware.
If the Second Extension Amendment Proposal is not approved and we have not consummated a business combination by July 12, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There would be no distribution from the Trust Account with respect to the Company’s warrants which would expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Second Extension Amendment Proposal Is Approved
If the Second Extension Amendment Proposal is approved, the Company will file an amendment to the Amended and Restated Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Second Extension at any time without any further action by our stockholders.
Assuming the Second Extension Amendment Proposal is approved and the Board implements the Second Extension, the Board will have the sole discretion whether to extend for additional calendar months until January 12, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with the Amended and Restated Charter.
You are not being asked to vote on a business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $31.0 million that was in the Trust Account as of May 12, 2023.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
Redemption Rights
If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $10.60 per share. Holders of public shares who do not elect to redeem their public shares in connection with the Second Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2023.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [•] (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Second Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on [•], 2023 as reported on the Nasdaq Capital Market was $[•].
If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension.
Vote Required for Approval
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is not approved, the Second Extension Amendment will not be implemented and, if a business combination has not been consummated, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Board will abandon and not implement such amendment unless our stockholders approve the Second Extension Amendment Proposal. Notwithstanding stockholder approval of the Second Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote the shares of common stock owned by them in favor of the Second Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,900,000 Founder Shares, representing approximately 70% of the Company’s issued and outstanding shares of common stock. Assuming that the Sponsor and Tastemaker’s officers and directors vote their Founder Shares in favor of the Business Combination, we would not need any of the 2,926,927 shares of Tastemaker Class A Common Stock currently outstanding in order to approve the Second Extension Amendment Proposal. The Sponsor and our directors or officers or any of their respective affiliates may (i) purchase public shares from investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. The Sponsor and our directors or officers or any of their respective affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and, that we continue to satisfy the Nasdaq Capital Market listing requirements. In the event that such purchases do occur, the purchasers may seek to purchase public shares from stockholders that otherwise would have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the public shares so purchased. To the extent any such purchases by the Sponsor and our officers or directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Second Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the sponsor and our officers or directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Sponsor, executive officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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the fact that the Sponsor owns 6,900,000 Founder Shares (purchased for $25,000), which would be worthless if a business combination is not consummated (because the Sponsor has waived liquidation rights with respect to such shares);

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the fact that the Sponsor owns 8,700,000 Private Placement Warrants (purchased for $8.7 million), which Private Placement Warrants would expire worthless if a business combination is not consummated;

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the fact that, unless the Company consummates a business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account, or repayment of any working capital loans ($765,700 of working capital loans were outstanding as of March 31, 2022) or any extension loans ($731,730 of extension loans were outstanding as of May 13, 2023);

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

Certain of our officers and directors presently have, and any of them in the future may have, additional fiduciary or contractual obligations to other entities. We have agreed to obtain an opinion from an independent investment banking firm or a valuation or appraisal firm regarding the fairness to the Company from a financial point of view of a business combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors, including the Business Combination.
The Board’s Reasons for the Second Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Second Extension Amendment is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Second Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
The Amended and Restated Charter provides that the Company has until July 12, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.
The Amended and Restated Charter states that if the Company’s stockholders approve an amendment to the Amended and Restated Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before July 12, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in the Amended and Restated Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Charter.
In addition, the Company’s IPO prospectus and the Amended and Restated Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that evaluating a business combination opportunity, including the Business Combination, would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 12, 2023 to the Extended Date.
The Company is not asking you to vote on a business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Second Extension Amendment is in the best interests of the Company and its stockholders.
Recommendation of the Board
The Board recommends that our stockholders vote “FOR” the approval of the Second Extension Amendment Proposal.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
We are proposing to amend the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 10 of Annex A attached to this Proxy Statement to eliminate from the Amended and Restated Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
The Board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination and certain other events, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption at the time of our initial business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the completion thereof, the Amended and Restated Charter could prevent the Company from completing the business combination even if all other conditions to closing are met.
We may decide to abandon either of the Charter Proposals at any time and for any reason prior to filing the Second Extension Amendment or the Redemption Limitation Amendment with the Secretary of State of the State of Delaware.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Second Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
If the Redemption Limitation Amendment Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved (and the Second Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Second Extension Amendment Proposal is approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.
The Board’s Recommendation for the Redemption Limitation Amendment Proposal
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders.

The Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and unanimously recommends that you vote “FOR” such Proposal.
The Amended and Restated Charter currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of common stock in connection with an initial Business Combination that does not allow the Company to redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. The Board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.
The Board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Second Extension and have the opportunity to complete a business combination.
After careful consideration of all relevant factors, the Board determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the common stock.
If you do not want the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on this proposoal will have the same effect as votes “AGAINST” such Proposal.
Recommendation of the Board
The Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In no event will the Board adjourn the Special Meeting beyond July 12, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
The Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This discussion does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Common Stock of the Company. In addition, this discussion does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this discussion is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose Class A Common Stock of the Company is so redeemed and is:
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an individual who is a United States citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

In the event that a U.S. Holder’s Class A Common Stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and certain other requirements are satisfied. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, the U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the one-fourth of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Treatment of the redemption as a distribution is not expected to result in material amounts of dividend income to holders, as we do not expect that we would have material amounts of current or accumulated earnings and profits. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose Class A Common Stock of the Company is so redeemed and is not a U.S. Holder.
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.
Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a sale of its Class A Common Stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Information Reporting and Backup Withholding
Payments made to holders in redemption of their Class A Common Stock may be reported to the IRS. In addition, under the United States federal income tax laws, backup withholding at the statutory rate (currently 24%) may apply to the amount paid to certain stockholders (who are not “exempt” recipients) pursuant to the redemption. To prevent such backup United States federal income tax withholding, each non-corporate stockholder who is a U.S. Holder and who does not otherwise establish an exemption from backup withholding must notify the applicable withholding agent of the stockholder’s taxpayer identification number (employer identification number or social security number) and provide certain other information by completing, under penalties of perjury, an IRS Form W-9. Failure to timely provide the correct taxpayer identification number on the IRS Form W-9 may subject the holder to certain penalties imposed by the IRS.
Certain “exempt” recipients (including, among others, generally all corporations and certain Non-U.S. Holders) are not subject to these information reporting and backup withholding requirements. For a Non-U.S. Holder to qualify for such exemption, such Non-U.S. Holder must submit a statement (generally, an IRS Form W- 8BEN or W-8BEN-E or other applicable Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s exempt status. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9.
Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.
Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.
FATCA
Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of our Class A Common Stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Non-U.S. Holders should consult with their tax advisors regarding the possible implications of these rules on the redemption of such holders’ shares of our Class A Common Stock.
The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

THE SPECIAL MEETING OF STOCKHOLDERS OVERVIEW
We are holding the Special Meeting of stockholders. The Special Meeting is intended to satisfy the Nasdaq annual meeting requirement.
Date, Time and Place.   The Special Meeting of the Company’s stockholders will be held at [[•] a.m./p.m.] Eastern time on [•], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/tastemakeracquisition/ext2023. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/tastemakeracquisition/ext2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 4,913,464 shares of Common Stock would be required to achieve a quorum.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A Common Stock at the close of business on May 22, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of each of the Charter Proposals will require the affirmative vote of holders of at least 65% of the Common Stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
At the close of business on the record date of the Special Meeting, there were 2,926,927 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposals. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Second Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.
Redemption Rights.   If the Charter Proposals are approved, and the Charter Proposals are implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $10.60 per share. Holders of public shares who do not elect to redeem their public shares in connection with the Second Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See section entitled “The Second Extension Amendment Proposal — Redemption Rights.”
Appraisal Rights.   Our stockholders do not have appraisal rights in connection with the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Delaware law.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact:
Morrow Sodali LLC
Stockholders may call toll-free: (877) 750-5836
Banks and Brokers may call collect: (203) 658-9400
Recommendation of the Board.   After careful consideration, the Board determined that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our common stock based on information obtained from the persons named below and filings on Schedule 13G made with the SEC, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class
Tastemaker Sponsor LLC(3)	—	—	6,900,000	100.0%	70.2%
David Pace(3)	—	—	6,900,000	100.0%	70.2%
Andrew Pforzheimer(3)	—	—	6,900,000	100.0%	70.2%
Gregory Golkin(3)	—	—	6,900,000	100.0%	70.2%
Christopher Bradley	—	—	—	—	—
Daniel Fleischmann	—	—	—	—	—
Hal Rosser	—	—	—	—	—
Rick Federico	—	—	—	—	—
Andrew Heyer	—	—	—	—	—
Starlette Johnson	—	—	—	—	—
All directors and executive officers as a group (nine individuals)	—	—	6,900,000	100.0%	70.2%
Citadel Securities, LLC(4)	1,658	5.7%	—	—	1.7%
Meteora Capital, LLC(5)	316,211	10.8%	—	—	3.2%
Polar Asset Management Partners Inc(6)	300.,000	10.2%	—	—	3.1%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 501 Madison Avenue, Floor 5, New York, New York 10019.

(2)
Interests shown consist solely of Founder Shares, classified as shares of Class B Common Stock. Such shares will automatically convert into shares of Class A Common Stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)
Our Sponsor is the record holder of such shares. Dave Pace and Andy Pforzheimer, our co-Chief Executive Officers, and Greg Golkin, our President, are managing members of our Sponsor. Consequently, Messrs. Pace, Pforzheimer and Golkin may be deemed to beneficially own the shares held by the Sponsor and share voting and dispositive control over such securities. Each of Messrs. Pace, Pforzheimer and Golkin disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. Each of our other officers and directors are non-managing members of our Sponsor. The Sponsor is a Delaware limited liability company, which is not controlled by, and does not have substantial ties to, any non-U.S. person.

(4)
According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to the shares owned by Citadel Securities. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel Securities, CALC4, CSGP and Mr. Griffin share voting and dispositive power with respect to 1,658 of the shares. The principal business address of each of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(5)
According to a Schedule 13G filed with the SEC on April 11, 2023, Meteora Capital, LLC (“Meteora”) and Vik Mattel share voting and dispositive power over the reported shares. Meteora serves as investment manager of certain funds and managed accounts (the “Meteora Funds”) and Mr. Mattel serves as the Managing Member of Meteora with respect to the shares of Class A Common Stock held by the Meteora Funds. The principal business office address of each of Meteora and Vik Mattel is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(6)
Based on a Form 3 filed with the SEC on December 23, 2022, by Polar Asset Management Partners Inc. (“Polar”), which serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and has sole voting and investment discretion with respect to the public shares that are held by PMSMF. Polar disclaims beneficial ownership of these securities and filed the Form 3 due to the redemption of 24,673,073 shares of A Common Stock in connection with the First Extension Amendment, after which Polar’s aggregate beneficial ownership was above 10% of the Class A Common Stock.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at 501 Madison Avenue, Floor 5, New York, New York 10019, Attn: Secretary to inform us of such stockholder’s request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement, or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
You may also obtain these documents by requesting them from the Company at 501 Madison Avenue, Floor 5, New York, New York 10019, Attn: Secretary.
If you are a stockholder of the Company and would like to request documents, please do so by [•], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TASTEMAKER ACQUISITION CORP.
[•], 2023
Tastemaker Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Tastemaker Acquisition Corp.” The original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on August 10, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation, which both restated and amended the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on January 7, 2021 (the “Amended and Restated Charter”). The First Amendment to the Amended and Restated Charter was filed in the office of the Secretary of State of the State of Delaware on December 12, 2022.

2.
This Second Amendment to the Amended and Restated Charter was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of Delaware.

3.
Certain capitalized terms used in this Amended and Restated Charter are defined where appropriate herein.

4.
The text of Section 9.1(b) of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:

“(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s overallotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by January 12, 2024 (or such earlier date as determined by the Board) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate of Incorporation as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
5.
The text of Section 9.2(a) of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:

“(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed

A-1

upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to this Section 9.2(a), the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
6.
The text of Section 9.2(e) of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:

“(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”
7.
The text of Section 9.2(f) of Article IX of the Amended and Restated Charter is hereby deleted in its entirety.

8.
The last sentence of Section 9.7 of Article IX of the Amended and Restated Charter is hereby deleted.

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IN WITNESS WHEREOF, Tastemaker Acquisition Corp. has caused this Second Amendment to the Amended and Restated Charter to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.
TASTEMAKER ACQUISITION CORP.
By:

Name: David Pace
Title:   Co-Chief Executive Officer
Signature Page to Second Amendment to the Amended and Restated Certificate of Incorporation of Tastemaker Acquisition Corp.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - Q UICK +++ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail TASTEMAKER ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [•], 2023.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: [https://www.cstproxy.com/ tastemakeracq/2023]MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD ▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.Please markyour voteslike thisX Proposal 1 — Second Extension Amendment Proposal Amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company, without another stockholder vote, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the shares of Company’s Class A common stock, par value $0.0001 per share, included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021, which we refer to as the “IPO”, from July 12, 2023 (the date that is 30 months from the closing date of the IPO) on a monthly basis up to January 12, 2024 (the date that is 36 months from the closing date of the IPO).Proposal 2 — Second Extension Amendment Proposal Amend the Company’s Amended and Restated Certificate of Incorporation pursuant to amendments to the Amended and Restated Charter in the form set forth in paragraphs 5, 6, 7 and 8 of Annex A to the Proxy Statement to eliminate from the Amended and Restated Certificate of Incorporation thelimitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.Proposal 3 — Adjournment ProposalAdjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBERSignature Signature, if held jointly Date , 2023Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PRELIMINARY PROXY – SUBJECT TO COMPLETIONImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholdersto be held on [•], 2023:This notice of meeting and the accompanying Proxy Statement are available at [https://www.cstproxy.com/tastemakeracq/2023].▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲TASTEMAKER ACQUISITION CORP.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERSThe undersigned, revoking any previous proxies relating to these shares of Tastemaker Acquisition Corp. (the “Company”) with respect to the following proposals hereby acknowledges receipt of the notice and proxy statement, dated [•], 2023, in connection with the special meeting of stockholders (the “special meeting”) to be held at [[•] a.m./p.m.] Eastern time on [•], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Pace, Andrew Pforzheimer and Christopher Bradley (with full power to act alone), the proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the special meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 CONSTITUTING THE SECOND EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)